UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: August 17, 2012)

Gulf United Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52322	20-5893642
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 22165
Houston, Texas 77227-2165
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (713) 942-6575

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[_] Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

ITEM 8.01 Other Events

On August 17, 2012, Gulf United Energy, Inc. (the “Company”) entered into a definitive farmout agreement (the “Farmout Agreement”) with SK Innovation Co. LTD (“SK”), pursuant to which the Company, through its wholly owned subsidiary Gulf United Energy del Colombia Ltd., acquired from SK an undivided fifty percent (50%) participation interest in Block VIM-2, subject to the approval of the Republic of Korea.  SK will hold the remaining 50% of the participation interests in Block VIM-2.

VIM-2 is a 148,513 acre block in the Lower Magdalena Valley in northwest Colombia.  SK operates the block.  The working interest partners plan to acquire 120 km. of 2D seismic data during calendar year 2013.  A copy of the press release relating to the execution of the Farmout Agreement is attached hereto as Exhibit 99.1.

The information in this Form 8-K may contain forward-looking statements relating to anticipated or expected events, activities, trends or results.  Forward-looking statements, can be identified by the use of forward looking terminology such as "believes," "suggests," "expects," "may," "goal," "estimates," "should," "likelihood," "plans," "targets," "intends," "could," or "anticipates," or the negative thereof, or other variations thereon, or comparable terminology, or by discussions of strategy or objectives. Because forward-looking statements relate to matters that have not yet occurred, these statements are inherently subject to risks and uncertainties. Forward-looking statements in this Form 8-K include, without limitation, the Company’s expectations of the oil and gas in place, drilling schedules and success rates, the reliability of 2D and 3D data, resource information and other performance results, or the likelihood that a drilled or prospective well will be successful. These statements are made to provide the public with management’s current assessment of the Company’s business, and it should not be assumed that reserves are proven recoverable as defined by SEC guidelines or that actual drilling results will prove these statements to be correct. Security holders are cautioned that such forward-looking statements involve risks and uncertainties. The forward-looking statements contained in this Form 8-K only as of the date hereof, and the Company expressly disclaims any obligation or undertaking to report any updates or revisions to any such statement to reflect any change in the Company’s expectations or any change in events, conditions or circumstances on which any such statement is based. Certain factors may cause results to differ materially from those anticipated by some of the statements made in this Form 8-K. Please carefully review our filings with the SEC as we have identified many risk factors that impact our business plan.

Item 9.01  Financial Statements and Exhibits

(d) Exhibits:

99.1	Press Release dated August 20, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  August 20, 2012

GULF UNITED ENERGY, INC.

By:	/S/ JOHN B. CONNALLY III
John B. Connally III, Chief Executive Officer